Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Defense and Aerospace Portfolio
May 31, 2023
DEF-NPRT1-0723
1.802165.119
Common Stocks - 98.5%
	Shares	Value ($)
Aerospace & Defense - 91.5%
Aerospace & Defense - 91.5%
AerSale Corp. (a)	409,600	6,152,192
Airbus Group NV	265,700	34,893,130
Axon Enterprise, Inc. (a)	65,100	12,558,441
BWX Technologies, Inc.	548,800	33,103,616
Curtiss-Wright Corp.	106,100	16,770,166
Elbit Systems Ltd. (b)	84,800	17,497,632
General Dynamics Corp.	170,200	34,751,436
HEICO Corp. Class A	521,100	63,496,035
Howmet Aerospace, Inc.	1,684,000	71,991,000
Huntington Ingalls Industries, Inc.	164,300	33,086,734
Kratos Defense & Security Solutions, Inc. (a)	967,000	12,706,380
L3Harris Technologies, Inc.	236,100	41,534,712
Lockheed Martin Corp.	518,500	230,219,185
Mercury Systems, Inc. (a)	413,800	16,796,142
Northrop Grumman Corp.	155,500	67,718,695
Raytheon Technologies Corp.	2,038,400	187,818,176
Spirit AeroSystems Holdings, Inc. Class A	673,500	17,908,365
Textron, Inc.	567,300	35,098,851
The Boeing Co. (a)	1,360,900	279,937,130
TransDigm Group, Inc.	92,500	71,562,625
Triumph Group, Inc. (a)	1,457,000	16,303,830
Triumph Group, Inc. warrants 12/19/23 (a)	415,950	203,816
Woodward, Inc.	288,300	30,389,703
		1,332,497,992
Electronic Equipment, Instruments & Components - 2.3%
Electronic Equipment & Instruments - 2.3%
Teledyne Technologies, Inc. (a)	86,800	33,734,820
Metals & Mining - 0.6%
Steel - 0.6%
ATI, Inc. (a)	271,700	9,395,386
Professional Services - 4.1%
Research & Consulting Services - 4.1%
Booz Allen Hamilton Holding Corp. Class A	292,900	29,459,882
CACI International, Inc. Class A (a)	100,600	30,101,532
		59,561,414
TOTAL COMMON STOCKS (Cost $1,034,442,896)		1,435,189,612

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (c)	19,698,763	19,702,703
Fidelity Securities Lending Cash Central Fund 5.14% (c)(d)	5,914,217	5,914,808
TOTAL MONEY MARKET FUNDS (Cost $25,617,511)		25,617,511

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $1,060,060,407)	1,460,807,123
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(3,700,563)
NET ASSETS - 100.0%	1,457,106,560

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	20,590,806	58,573,060	59,461,163	135,690	-	-	19,702,703	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	1,136,708	46,517,475	41,739,375	5,148	-	-	5,914,808	0.0%
Total	21,727,514	105,090,535	101,200,538	140,838	-	-	25,617,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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